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                                                                   Exhibit 10.1

                                 PROMISSORY NOTE


$3,220,000.00                                               BALTIMORE, MARYLAND
                                                                   JULY 29 1999


ON DEMAND, the undersigned promises to pay to the order of Chapman Capital Management Holdings, Inc. Three million two hundred and twenty thousand dollars ($3,220,000,00) at its offices in Baltimore, Maryland together with interest thereon from the date hereof until paid at the brokers call rate as in effect from time to time.


                                /s/ NATHAN A. CHAPMAN, JR.
                                ----------------------------------------------
                                CHAPMAN HOLDINGS, INC.
                                NATHAN A. CHAPMAN, JR.
                                PRESIDENT


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